THE AFL-CIO HOUSING INVESTMENT TRUST (HIT) announces it is investing $70 million to help finance construction of the 333 Harrison Apartments, a 326-unit development to be built in San Francisco’s SOMA district. With a total development cost of $105 million, the project will be built all-union and is expected to create more than 600 union construction jobs.

Located close to public transportation, 333 Harrison will offer residents ready access to the Transbay Transit Center, which is being redeveloped as a mass-transit hub for the region’s bus and rail systems. Forty-nine of the project’s housing units will be affordable to low-income households.

Besides this newest project, the HIT is currently providing $35 million as part of the financing for two other San Francisco residential projects – the $80 million Potrero Launch in the Central Waterfront area and the $48 million Arc Light Co. residences in South Beach. Together, these three projects represent a total of 616 housing units, approximately 1,340 union construction jobs, and $105 million in HIT financing. The total development value of these three projects is $233 million.

Over the years, the HIT has provided $227 million to finance nine housing developments in San Francisco with total development costs of $426 million. These projects represent over 1,600 housing units for San Francisco residents, including 485 units that are affordable to low-income families.

CONSTRUCTION JOBS INITIATIVE

Unemployment in the construction trades today is as bad as it was in the economy as a whole during the Great Depression. The AFL-CIO’s leadership called on union pension fund investors in 2009 to do all they could to create union construction jobs. The HIT’s response was the Construction Jobs Initiative – a pledge to create 10,000 union construction jobs in two years through its investments across the country. The HIT has met its promise, with over 10,000 union jobs created on 34 projects in 18 cities. The HIT does not intend to stop at 10,000 jobs but will continue to finance job-generating projects that put union members to work. Other San Francisco projects are under consideration.

COMPETITIVE RETURNS AND JOB CREATION

The HIT is a $4 billion investment grade fixed-income portfolio with approximately 350 investors. Eligible investors include Taft-Hartley and public employee pension plans with union member beneficiaries. Nearly 45% of its units are held by construction trades union pension plans. Participants benefit from the HIT’s national diversification.

The HIT stands out among fixed-income managers due to its ability to source transactions directly. Its experienced multifamily investment team works with mortgage bankers, state housing finance agencies, and non-profit and for-profit developers, FHA, and Fannie Mae and Freddie
Mac to identify projects for investment. All construction-related investments are built with 100% union labor. These investments are designed to provide returns superior to the HIT’s industry benchmark while generating union construction jobs and affordable housing.

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FRANCISCO

                                             “Your investment at Arc Light, at Potrero Launch, and now at 333 Harrison has been absolutely essential.
                                             We’re looking forward to actually having some work in the residential market this year, thanks to you.”

            —Mike Theriault, Secretary-Treasurer,
                   San Francisco Building and Construction Trades Council

THE HOUSING INVESTMENT TRUST OFFERS INVESTORS:

Competitive Returns – The HIT’s specialty in multifamily investments provides competitive returns while also creating union jobs, building needed housing, and strengthening local communities

Low Risk Liquid Investment – Approximately 93% U.S. government/agency securities

Diversification – The HIT’s focus on high credit quality multifamily securities and lack of corporate bonds can provide better diversification than other fixed-income investments whose performance tends to be more highly correlated with equities

Construction Jobs – Over 68,800 union construction jobs generated since inception

Affordable Rental Housing – Over 100,000 housing units financed, 60% of which are affordable to low- and moderate-income families

The Housing Investment Trust’s large pipeline of projects, including projects in San Francisco, should add to its construction-related investments, producing attractive investment returns, union construction jobs, and affordable housing.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.

AFL-CIO Housing Investment Trust	Western Regional Office
2401 Pennsylvania Avenue, NW, Suite 200	101 California Street, Suite 2450
Washington, DC 20037	San Francisco, CA 94111
(202) 331-8055	(415) 640-5204
www.aflcio-hit.com July 2011